UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 16, 2010

GT SOLAR INTERNATIONAL, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
(Address of Principal Executive Offices, including  Zip Code)

(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

GT Solar International, Inc. Executive Incentive Program

On April 16, 2010, the Compensation Committee of the Board of Directors of GT Solar International, Inc. (the “Company”) approved a target bonus opportunity for Thomas Gutierrez, the Company’s Chief Executive Officer, under the Company’s Executive Incentive Program.  The target bonus opportunity for Mr. Gutierrez was set at 100% of base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT SOLAR INTERNATIONAL, INC.

/s/ Hoil Kim
Date: April 21, 2010	By:	Hoil Kim
	Its:	Vice President, Chief Administrative Officer,
General Counsel and Secretary